NOTE 6 - EQUIPMENT (Tables)	24 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Table Text Block]
	December 31, 2011	December 31, 2010

Computer equipment under capital lease	$223,683	$182,936
Nexus computer equipment under capital lease	42,023	42,023
Total Equipment	265,706	224,959

Less accumulated depreciation	(99,596)	(14,301)

Equipment – net	$166,110	$210,658